OPPENHEIMER FLORIDA MUNICIPAL FUND
               Supplement dated April 12, 2001 to the
                 Prospectus dated November 27, 2000


      At a meeting held April 12, 2001, the Board of Trustees of Oppenheimer Florida Municipal Fund approved a change in the Fund's investment objective, subject to shareholder approval. Currently, the Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes. Legislation has been passed in Florida to repeal Florida's tax on intangible personal property. When this legislation takes effect, the benefits of investing in the Fund will be eliminated. The proposed investment objective for the Fund approved by the Board is to seek high current income exempt from federal income taxes for individual investors as is available from investing primarily in high yield, lower rated municipal securities. Approval of the Fund's shareholders is required before the Fund's investment objective can be changed. Shareholders of the Fund will soon receive proxy material explaining the proposed change in investment objective. If that proposed change is approved by shareholders, the prospectus will be revised to reflect the change.



April 12, 2001                                                     PS0795.014